EXHIBIT 99

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                           Chapter 11
                                                           Case No.:  02 B 02474
                                                           Hon. Susan Pierson
                                                           Sonderby
In re
Kmart Corporation, et al.
Debtors.
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                        MONTHLY OPERATING REPORT FOR THE
                   PERIOD JANUARY 2, 2003 TO JANUARY 29, 2003

DEBTORS' ADDRESS:                           Kmart Corporation, et al.
                                            3100 West Big Beaver Road
                                            Troy, MI  48084


DEBTORS' ATTORNEYS:                         John Wm. Butler, Jr.
                                            J. Eric Ivester
                                            SKADDEN, ARPS, SLATE,
                                            MEAGHER & FLOM (ILLINOIS)
                                            333 West Wacker Drive
                                            Chicago, Illinois 60606-1285


REPORT PREPARER:                            Kmart Corporation, et al.

         The undersigned, having reviewed the attached report acting as the duly authorized agent for the Debtors in Possession declares under penalty of perjury under the laws of the United States that the figures, statements, disbursement itemizations, and account balances listed in this Monthly Report of the Debtors are true and correct as of the date of this report to the best of my knowledge, information and belief.


Date: March 24, 2003

                                            KMART CORPORATION, ET AL.



                                            /s/ A. A. Koch
                                            ------------------------------------
                                            A. A. Koch, Chief Financial Officer

KMART CORPORATION, ET AL.
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE FOUR-WEEK PERIOD ENDED JANUARY 29, 2003

I.   Kmart Corporation Unaudited Consolidated Financial Statements

     A. Consolidated Statement of Operations for the four-week period ended January 29, 2003
     B. Consolidated Balance Sheet as of January 29, 2003
     C. Consolidated Statement of Cash Flows for the four-week period ended January 29, 2003
     D. Cash Receipts and Disbursements for the four-week period ended January 29, 2003
     E. Schedule of Professional Fees and Expenses for the period January 22, 2002 through January 29, 2003
     F. Notes to Unaudited Consolidated Financial Statements


II.  Tax Questionnaire

KMART CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                  FOUR-WEEK
                                                                PERIOD ENDED
                                                                 JANUARY 29,
                                                                     2003
                                                              ------------------

SALES                                                              $ 1,704

Cost of sales, buying & occupancy                                    1,654
                                                                   -------

GROSS MARGIN                                                            50

Selling, general and administrative expenses                         1,347
                                                                   -------

LOSS BEFORE INTEREST, INCOME TAXES AND
   REORGANIZATION ITEMS, NET                                        (1,297)

Reorganization items, net                                              108
                                                                   -------

LOSS BEFORE INTEREST AND INCOME TAXES                               (1,405)

Net interest expense                                                    20
Income taxes                                                            (8)
                                                                   -------

LOSS FROM CONTINUING OPERATIONS                                     (1,417)

Discontinued Operations                                                 (6)
                                                                   -------

NET LOSS                                                           $(1,411)
                                                                   =======


KMART CORPORATION
CONSOLIDATED BALANCE SHEET
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                                 JANUARY 29,
                                                                                      2003
                                                                                ---------------
ASSETS
CURRENT ASSETS
  Cash and cash equivalents                                                    $           613
  Merchandise inventories                                                                4,825
  Other current assets                                                                     664

                                                                               ---------------
TOTAL CURRENT ASSETS                                                                     6,102

  Property and equipment, net                                                            4,892
  Other assets and deferred charges                                                        244
                                                                               ---------------
TOTAL ASSETS                                                                   $        11,238
                                                                               ===============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                                             $         1,248
  Accrued payroll and other liabilities                                                    710
  Taxes other than income taxes                                                            162
                                                                               ---------------
TOTAL CURRENT LIABILITIES                                                                2,120

  Debtor-in-possession credit facility                                                       -
  Capital lease obligations                                                                623
  Other long-term liabilities                                                              181
                                                                               ---------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                                              2,924

LIABILITIES SUBJECT TO COMPROMISE                                                        7,969

Company obligated mandatorily redeemable convertible preferred securities of a subsidiary trust holding solely 7 3/4% convertible
  junior subordinated debentures of Kmart                                                  646
Common stock, $1 par value, 1,500,000,000 shares authorized;
  519,123,988 shares issued                                                                519
Capital in excess of par value                                                           1,922
Accumulated deficit                                                                     (2,742)
                                                                               ---------------

TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY                           $        11,238
                                                                               ===============



Memo:
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                         $         3,348
Accounts payable                                                                         2,343
Pension obligation                                                                         741
Closed store reserves                                                                      722
Public liability and workers compensation                                                  320
Taxes payable                                                                              285
Other liabilities                                                                          210
                                                                               ---------------
                                                                               $         7,969
                                                                               ===============


KMART CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
(UNAUDITED)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                                     FOUR-WEEK
                                                                                   PERIOD ENDED
                                                                                    JANUARY 29,
                                                                                       2003
                                                                                  ----------------

Cash Flows from Operating Activities
Net loss                                                                          $        (1,411)

Adjustments to reconcile net loss to net cash used for operating activities:
     Discontinued operations, net                                                              (6)
     Restructuring, impairments and employee severance                                      1,214
     Reorganization items, net                                                                108
     Depreciation and amortization                                                             52
     Equity loss in unconsolidated subsidiaries                                                 2
Changes in:
     Inventory                                                                                (44)
     Accounts payable                                                                         (88)
     Deferred taxes and other taxes payable                                                    25
     Other assets                                                                             (27)
     Other liabilities                                                                       (251)
Cash used for store closings and other charges                                                  0
                                                                                  ---------------
NET CASH USED FOR OPERATING ACTIVITIES                                                       (426)
                                                                                  ---------------

NET CASH PROVIDED BY REORGANIZATION ITEMS                                                     (15)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures                                                                          (22)
                                                                                  ---------------
NET CASH USED FOR INVESTING ACTIVITIES                                                        (22)
                                                                                  ---------------

CASH FLOWS FROM FINANCING ACTIVITIES
Debt issuance costs                                                                            (6)
Payments of debt                                                                               (8)
Payments on capital lease obligations                                                         (25)
                                                                                  ---------------
NET CASH USED FOR FINANCING ACTIVITIES                                                        (39)
                                                                                  ---------------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                                      (502)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                              1,115
                                                                                  ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                          $           613
                                                                                  ===============

KMART CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(UNAUDITED)
-------------------------------------------------------------------------------
($ MILLIONS)

                                                                            FOUR-WEEK
                                                                          PERIOD ENDED
                                                                           JANUARY 29,
                                                                               2003
                                                                          -------------
CASH RECEIPTS:
Store                                                                     $       1,682
Other                                                                               246
                                                                          -------------

CASH INFLOWS                                                                      1,928
                                                                          -------------

CASH DISBURSEMENTS:
Accounts payable                                                                  1,661
Payroll and benefits                                                                354
Fleming                                                                             235
Taxes                                                                               147
Rent                                                                                 13
Other                                                                                20
                                                                          -------------

CASH OUTFLOWS                                                                     2,430
                                                                          -------------

  TOTAL CASH FLOWS BEFORE BORROWINGS                                               (502)
                                                                          -------------

DIP Credit Facility Borrowings (Repayments)                                           -
                                                                          -------------

   NET CASH OUTFLOWS                                                      $        (502)
                                                                          =============

KMART CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(UNAUDITED)
--------------------------------------------------------------------------------



                                                               FOR THE PERIOD JANUARY 22, 2002 THROUGH JANUARY 29, 2003
                                                -----------------------------------------------------------------------------------
                                                     BILLED
NAME                                                AMOUNT*         PAID        UNPAID       HOLDBACK      ACCRUED**      TOTAL
                                                 ------------  ------------  ------------  ------------  ------------  ------------

Abacus Advisory and Consulting Corporation, LLC  $  3,608,293  $  3,505,061  $    103,232  $         -   $          -  $  3,608,293

Dewey Ballantine                                      400,396             -       400,696        37,959                     400,396

DKW/ Miller Buckfire & Lewis                        2,392,080     2,257,060       135,020       135,000             -     2,392,080

DJM                                                 1,012,794     1,012,794             -             -             -     1,012,794

Erwin Katz                                             42,096        38,946         3,150         3,861                      42,096

Ernst & Young, Corporate Finance LLC                1,204,238     1,204,238             -             -             -     1,204,238

FTI Policano & Manzo                                6,633,917     5,390,003     1,243,914       512,641             -     6,633,917

Goldberg, Kohn, Bell                                1,089,090       839,447       249,643        96,095             -     1,089,090

Jones, Day, Reavis & Pogue                          2,907,630     2,720,471       187,159       187,159             -     2,907,630

Jones Day Committee Member Expenses                    34,815        34,815             -             -             -        34,815

KPMG, LLP                                           5,905,356     5,482,425       422,931       422,931             -     5,905,356

Morgan, Lewis & Bockius LLP                           661,997       661,997             -             -             -       661,997

Otterbourg, Steindler, Houston & Rosen, PC          4,596,182     3,955,518       640,664       324,082             -     4,596,182

Otterbourg Committee Member Expenses                  102,420       102,420             -             -             -       102,420

PricewaterhouseCoopers LLP                          8,449,354     8,264,250       185,104       185,104             -     8,449,354

Rockwood Gemini Advisors                            2,132,332     1,997,332       135,000       135,000             -     2,132,332

Saybrook Capital                                    1,200,988       907,546       293,442       111,000             -     1,200,988

Skadden, Arps, Slate, Meagher & Flom (Illinois)    33,144,275    31,134,770     2,009,505     2,009,505             -    33,144,275

Traub, Bonacquist & Fox                             1,054,039       800,810       253,229       106,470             -     1,054,039

Traub Committee Member Expenses                        63,581        49,127        14,454             -             -        63,581

Trumbull Services                                   3,700,245     3,700,245             -             -             -     3,700,245

U.S. Trustee                                          470,750       470,750             -             -             -       470,750

Winston & Strawn                                    1,040,746       974,349        66,397        65,989             -     1,040,746

Accrued                                                     -             -             -             -    23,376,192    23,376,192
                                                 ------------  ------------  ------------  ------------  ------------  ------------

TOTAL                                            $ 81,847,614  $ 75,504,374  $  6,343,540  $  4,332,796  $ 23,376,192  $105,223,806
                                                 ============  ============  ============  ============  ============  ============

* Billed amounts include fees and expenses.
** Accrued amount represents services provided, but not yet billed.

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. On January 22, 2002 ("Petition Date"), Kmart Corporation and 37 of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Northern District of Illinois ("Court"). The reorganization is being jointly administered under the caption "In re Kmart Corporation, et al., Case No. 02 B 02474." Included in the consolidated financial statements are subsidiaries operating outside of the United States, which have not commenced Chapter 11 cases or other similar proceedings elsewhere, and are not debtors ("non-filing subsidiaries"). The assets and liabilities of such non-filing subsidiaries are not considered material to the consolidated financial statements. Kmart Corporation and all of its consolidated subsidiaries, whether or not considered filing or non-filing subsidiaries, are collectively referred to herein as "the Company."

2. To supplement operating cash flow during the reorganization process, the Company secured a $2 billion senior secured debtor-in-possession financing facility ("DIP Credit Facility") from JP Morgan Chase Bank, Fleet Retail Finance, Inc., General Electric Capital Corporation, and Credit Suisse First Boston for the payment of certain pre-petition claims and the funding of working capital and other general operating needs. The DIP Credit Facility requires that we restrict future liens, indebtedness, capital expenditures, dividend payments and sales of assets, and that we maintain certain financial covenants, one of which requires minimum levels of cumulative EBITDA (earnings before interest, taxes, depreciation, amortization and other charges as defined in the DIP Credit Facility), the amounts of which vary throughout the year. The DIP Credit Facility was amended as of August 29, 2002, with the approval of the Court, to provide additional flexibility under the financial covenant contained therein that requires minimum levels of cumulative EBITDA. The DIP Credit Facility was again amended on January 9, 2003, with the approval of the court, to allow for the closure of additional stores and modifications to the EBITDA covenants. As of January 29, 2003 the Company had no borrowings outstanding and had utilized $343 million of the DIP Credit Facility for letters of credit issued for ongoing import purchasing operations, contractual and regulatory purposes. Outlined below is a summary of availability under the DIP Credit Facility:

         ($ millions)


          DIP Credit Facility capacity                           $2,000
          5% Holdback                                              (100)
          DIP loans outstanding                                       -
          Letters of credit outstanding                            (343)
                                                               --------


          Total Available as of January 29, 2003                 $1,557
                                                               --------

3. On January 24, 2003 Kmart received approval from the Court for $2 billion in exit financing from GE Commercial Finance, Fleet Retail Finance, Inc. and Bank of America, N.A. This credit facility, which will be collateralized by inventory, would replace our current $2 billion DIP Credit Facility on the effective date of our Plan of Reorganization. The financing is subject to satisfaction of customary conditions to closing and would be available to Kmart to help meet its ongoing working capital needs, including borrowings for seasonal increases in inventory.

4. Comparable store sales for the four-week period ended January 29, 2003 were 8.9% lower than the same period last year.

5. During January of 2003 we analyzed our stores based on profitability, competition, lease terms and geographic areas. As a result of the analysis, we decided to close 316 stores and in light of the shortened recoverability period in the stores intended to be closed, performed a recoverability test on our long-lived assets. As a result, we recorded a non-cash charge of $695 million in accordance with SFAS No. 144, "Accounting for the Impairment of Long-Lived Assets." This charge primarily relates to long-

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     lived assets in the closing store locations and is included in Selling, general and administrative expenses in the Consolidated Statement of Operations.

6. During the current month, we recorded charges of $471 million relating to the write-down of inventory to its estimated selling value in connection with the liquidation sales in the 316 closing stores. $76 million of this charge relates to liquidator fees and expenses associated with the disposition of inventory. This charge is included in Cost of sales, buying and occupancy in the Consolidated Statement of Operations.

7. During the current month, to reflect the adoption of the Emerging Issues Task Force Issue No. 02-16, "Accounting by a Customer (including a Reseller) for Certain Consideration Received from a Vendor," as of October 31, 2002, we reclassified fourth quarter 2002 vendor co-op recoveries of $209 million from the line Selling general and administrative expenses to Cost of sales, buying and occupancy.

8. In the current month, we announced our intention to eliminate positions at our corporate headquarters and positions nationally that provide corporate support. As a result of the expected job eliminations, we recorded a charge of $36 million in accordance with SFAS No. 112, "Employers' Accounting for Post-employment Benefits."

9. Reorganization items, net, of $108 million of expense includes a $51 million adjustment for pre-petition public liability claims to adjust the reserve to reflect an actuarial analysis, $50 million for stay bonuses under the Key Employee Retention Program, $30 million for the rejection of certain leases, $11 million of professional fees and $13 million of other reorganization expenses, partially offset by income of $25 million to adjust our liability for closing stores, $16 million for settlement of pre-petition liabilities, and $6 million for lease terminations.

10. In accordance with SFAS No. 109, "Accounting for Income Taxes," the Company has recorded a valuation allowance against net deferred tax assets. Based on the Company's bankruptcy filing, realization of such assets in future years is uncertain. Accordingly, the Company has not recognized any tax benefit from its losses in fiscal 2002. We recorded $8 million of income in the current month related to refunds of foreign income taxes.

11. Gain from discontinued operations of $6 primarily relates to adjustments to our estimated allowable claims for lease obligations.

12. On January 24, 2003, we filed a Plan of Reorganization and related Disclosure Statement with the Court. On February 25, 2003, we filed our First Amended Joint Plan of Reorganization (the "Plan of Reorganization") and a related amended Disclosure Statement with the Court. The Plan of Reorganization received the formal endorsement of our statutory creditors committees and, on February 25, 2003, the Court approved our amended Disclosure Statement. All holders of claims as of February 18, 2003 received the amended Disclosure Statement, which was mailed to creditors and shareholders on or about March 7, 2003. We are presently scheduled to seek confirmation of the Plan of Reorganization by the Court at a hearing scheduled for April 14 and 15, 2003 and, if confirmed, plan to emerge from Chapter 11 by April 30, 2003.

13. On February 3, 2003 we announced that we had terminated our supply relationship with Fleming by means of a rejection of the 2001 contract through Kmart's Chapter 11 reorganization. Fleming continued to supply food and consumable products to us until March 8, 2003. We now facilitate the supply of food and consumables ourselves. Kmart has experienced little business interruption in the transition. As part of the bankruptcy proceedings, Fleming has filed a claim of $1.5 billion as of March 11, 2003. On March 18, 2003, we came to an agreement with Fleming in regards to their claim for $15 million representing an administrative claim and $450 million as a pre-petition claim. Our estimate of our liability related to this claim will be represented in our results of operations in the first quarter of 2003.

14. Cash Receipts and Disbursements for the four-week period ended January 29, 2003 are summarized as actual receipts and disbursements during the period, as compiled from the Company's daily cash records.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



            CASE NAME: Kmart Corporation, et al. CASE NO.: 02 B 02474


                        For Month Ending January 29, 2003



                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.


         1.       Federal Income Taxes               Yes (x)            No ( )

         2.       FICA withholdings                  Yes (x)            No ( )

         3.       Employee's withholdings            Yes (x)            No ( )

         4.       Employer's FICA                    Yes (x)            No ( )

         5.       Federal Unemployment Taxes         Yes (x)            No ( )

         6.       State Income Tax                   Yes (x)            No ( )

         7.       State Employee withholdings        Yes (x)            No ( )

         8.       All other state taxes              Yes (x)            No ( )


         If any of the above have not been paid, state below the tax not paid, the amount past due and the date of last payment.

KMART CORPORATION
CAUTIONARY STATEMENT
--------------------------------------------------------------------------------

The Company cautions readers not to place undue reliance upon the information contained herein. The Monthly Operating Report ("Operating Report") contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

The Operating Report, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the DIP facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the ability of our vendors to obtain satisfactory credit terms from factors and other financing sources; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the Annual Report on Form 10-K for the year ended January 29, 2003 and the quarterly report on Form 10-Q for the Company's most recent fiscal quarter. Kmart disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. There can be no assurance, however, that the Plan of Reorganization submitted by Kmart will be confirmed by the Court, or that such Plan of Reorganization will be consummated; in addition, the timing of such actions may be other than currently planned by Kmart. A Plan of Reorganization cannot become effective until confirmed by the Court, upon certain findings being made by the Court which are required by the Bankruptcy Code. The Court may confirm a plan notwithstanding the non-acceptance of the plan by an impaired class of creditors or equity security holders if certain requirements of the Bankruptcy Code are met. If it is determined, as is expected, that liabilities subject to compromise in the Chapter 11 cases exceed the fair value of the assets available to satisfy them,unsecured claims may be satisfied at less than 100% of their face value and the equity interests of Kmart's shareholders may have no value.